 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 6, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                  US Airways, Inc.              53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events

     On May 23, 2000, US Airways Group, Inc. ("US Airways"), UAL Corporation ("UAL") and Yellow Jacket Acquisition Corp., a wholly-owned subsidiary of UAL ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into US Airways, with US Airways being the surviving corporation (the "Merger"). As of the date of this filing, US Airways announced in a press release that it and UAL have agreed with the United States Department of Justice to extend the period for regulatory review of the Merger.

     A copy of the press release, dated March 6, 2001, issued by US Airways announcing the extension, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Item 7. Financial Statements and Exhibits

      (c) The following exhibit is filed with this report:

      (99.1) Press release of US Airways Group, Inc., dated March 6, 2001.

                                                                              SIGNATURE
                                                                                 --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: March 7, 2001                                         By: /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

                                                                                 US Airways, Inc. (REGISTRANT)

Date: March 7, 2001                                          By: /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

EXHIBIT INDEX

(99.1) Press release of US Airways Group, Inc., dated March 6, 2001.

Exhibit 99.1

                  US AIRWAYS, UNITED AND DEPARTMENT OF JUSTICE

                  SIGN OFF ON EXTENSION OF MERGER REVIEW PERIOD

     ARLINGTON, Va., March 6, 2001 - US Airways Group, Inc. and UAL Corp. have agreed to extend beyond April 2 the period for completing their merger to allow further time for Department of Justice (DOJ) review of materials. The parties will be submitting additional materials in response to a March 2 DOJ request for information regarding the United-American transaction. The parties have agreed to a 21-day notification to DOJ prior to closing their proposed transaction so as to allow for review of the information related to the agreement with American.

     Since it has been only a matter of weeks since United announced its agreement with American, this gives the DOJ time to study the documents it has requested related to this new element of the proposed merger with US Airways .

     US Airways will continue working cooperatively with the DOJ throughout this process.

NUMBER: 4046

(this space intentionally left blank)